UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2005

Indus International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22993	94-3273443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3301 Windy Ridge Parkway, Atlanta, Georgia		30339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-952-8444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 11, 2005, Indus International, Inc. (the "Company") announced preliminary financial results for the quarter ended June 30, 2005. The press release announcing the preliminary financial results is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 11, 2005, the Company announced that Thomas W. Williams, Jr., the Company's Executive Vice President and Chief Financial Officer, will leave the Company effective August 12, 2005 to take a similar position at a private company in Atlanta. The press release announcing Mr. Williams' departure from the Company is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated July 11, 2005 relating to the departure of Thomas W. Williams, Jr. and the Company's preliminary financial results for the quarter ended June 30, 2005. (The first, third and fourth paragraphs of the press release are filed herewith and are incorporated herein by reference in connection with Item 5.02 of this report. All other portions of the press release are furnished, not filed, herewith and are incorporated herein by reference in connection with Item 2.02 of this report.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indus International, Inc.

July 12, 2005	By:	Gregory J. Dukat

Name: Gregory J. Dukat
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	99.1 Press Release dated July 11, 2005 relating to the departure of Thomas W. Williams, Jr. and the Company's preliminary financial results for the quarter ended June 30, 2005. (The first, third and fourth paragraphs of the press release are filed herewith and are incorporated herein by reference in connection with Item 5.02 of this report. All other portions of the press release are furnished, not filed, herewith and are incorporated herein by reference in connection with Item 2.02 of this report.)